United States

Securities and Exchange Commission

Washington, D.C. 20549

Form N-CSR

Certified Shareholder Report of Registered

Management Investment Companies

Investment Company Act file number: 811-23759

Thrivent ETF Trust

(Exact name of registrant as specified in charter)

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

(Address of principal executive offices) (Zip code)

John D. Jackson, Secretary and Chief Legal Officer

Thrivent ETF Trust

901 Marquette Avenue, Suite 2500

Minneapolis, Minnesota 55402-3211

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-7190

Date of fiscal year end: September 30

Date of reporting period: March 31, 2024

Item 1. Report to Stockholders

(a)	A copy of the registrant’s report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”), as amended, is provided.

Exchange Traded Funds
March 31, 2024

Thrivent ETF Trust

Semiannual Report

Dear Shareholder,

As a fellow shareholder, I am happy to see that Thrivent Small-Mid Cap ESG ETF provided strong relative performance for the period of this semi-annual report. The Fund’s return for the semiannual period ended March 31, 2024, was 25.02%, which compares favorably with the return of the Fund’s primary benchmark—the Russell 2500—of 21.02% over the same period. Over the one year ended on the same date, the Fund returned 25.02% compared to the return of the Russell 2500 of 21.43%.

I know that many investors are keeping a close eye on inflation because of the significant impact it has both on what they spend on everyday items, as well as the impact it has on their investments. As David discusses in his Chief Investment Officer letter that follows, Thrivent always keeps a close eye on macroeconomic factors like inflation and economic growth to analyze how developments are likely to impact different asset classes. It is important for shareholders to understand that macroeconomic factors do impact the Fund’s returns and its performance relative to other asset classes. But it is also important to remember that the Fund’s investment strategy is focused on bottom-up fundamental research of individual companies. The Fund focuses its investments on companies that have sustainable long-term business models for the benefit of all primary stakeholders of the companies while driving financial success and risk management. The Fund seeks to invest in small- to mid-sized companies that have strong growth prospects, are in an industry with a positive economic outlook, have high-quality management, and/or have a strong financial position. We think that this approach to investing can provide competitive long-term investment results to the Fund’s shareholders, and that small- and mid-cap stocks can play an important role in an investor’s overall portfolio.

I am grateful for the trust you have put in Thrivent through your investment in the Fund. If you ever have questions about how the Fund may help you achieve your long-term investment goals, you might find it helpful to consult with your financial advisor.

Sincerely,

Michael Kremenak
President
Thrivent ETF Trust

This ETF is different from traditional ETFs. Traditional ETFs tell the public what assets they hold each day. This ETF will not. This may create additional risks for your investment. For example:

• You may have to pay more money to trade the ETF’s shares. This ETF will provide less information to traders, who tend to charge more for trades when they have less information.

• The price you pay to buy ETF shares on an exchange may not match the value of the ETF’s portfolio. The same is true when you sell shares. These price differences may be greater for this ETF compared to other ETFs because it provides less information to traders.

• These additional risks may be even greater in bad or uncertain market conditions.

• The ETF will publish on its website each day a “Proxy Portfolio” designed to help trading in shares of the ETF. While the Proxy Portfolio includes some of the ETF’s holdings, it is not the ETF’s actual portfolio.

The differences between this ETF and other ETFs may also have advantages. By keeping certain information about the ETF secret, this ETF may face less risk that other traders can predict or copy its investment strategy. This may improve the ETF’s performance. If other traders are able to copy or predict the ETF’s investment strategy, however, this may hurt the ETF’s performance. For additional information regarding the unique attributes and risks of the ETF, see the Principal Risks section of the prospectus.

Investing involves risks, including the possible loss of principal. The prospectus and summary prospectus contain more complete information on the investment objectives, risks, charges and expenses of the fund, and other information, which investors should read and consider carefully before investing. Prospectuses and summary prospectuses are available at thriventETFs.com or by calling 800-847-4836.

Performance data cited represents past performance and should not be viewed as an indication of future results. Investment return and principal value of the investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. A fund’s performance for very short time periods may not be indicative of future performance. Market returns are based on the midpoint of the bid/ask spread at market close (typically, 4 p.m. ET) and do not represent returns an investor would receive if shares were traded at other times. Current performance may be lower or higher than the performance data quoted.

Dear Shareholder:

The economy is surprising everyone this year with its resiliency. The predicted recession from 2023 didn’t happen and employment remains strong. It was a good first quarter for stocks and short-term Treasuries, and looking ahead, we’re recommending staying the course with investments, remaining invested in both stocks and bonds. But it’s not all sunshine and flowers. This spring, inflation is showing a stubborn streak.

Economic review

Inflation and interest rates are the top stories for the start of 2024. We believe that inflation will slowly decline. In fact, it has already—inflation had a peak of about 9% and in March was closer to 3%. But prices on consumer goods, at about 20% higher than pre-pandemic, still remain a concern. Our expectation for declining inflation is tentative as the path toward the U.S. Federal Reserve’s (Fed’s) 2% long-term average target is bumpy and prone to setbacks.

Comments from the Fed meeting in March were relatively hawkish, and while markets earlier this year were hoping to see a steadier decline in inflation, sentiment has now shifted toward our long-held view that the Fed would take a cautious approach to interest rate cuts for fear of inflaming inflation. There is also the potential that we may find ourselves in a kind of stagflation—where inflation remains high, and thus interest rates stay high, slowing the economy and keeping growth stagnant.

The largest risk, in our view, is that inflation stubbornly refuses to decline to the Fed’s target level, delaying interest rate cuts.

Market review

High-interest rates are a concern for consumers, and the consumer is the key to the U.S. economy. The first quarter job reports were positive, showing that people have jobs, and when people have jobs, they have income, which increases the opportunity for people to spend money and support the economy. In addition, real wages turned positive about a year ago. This means consumer actual wage gains minus inflation were stronger on a month-over-month basis due to the decline in inflation. We find real wages drives consumer confidence. We do have some concern that that spending may slow as there are signs consumers are going more into debt and drawing down savings.

Thanks to consumer spending, earnings were strong in first quarter, and we believe this will continue over the year. Equities started 2024 off very strong, with technology and technology related stocks leading the market with the S&P 500® Index showing 10% growth by the end of first quarter. The Magnificent Seven mega-cap technology companies in the Index dominated the headlines, but we have our eyes on the other 493 companies on the list. We believe that the economy achieving a soft landing this year will boost returns in those other companies.

On the fixed income side, the combination of steady interest rates without cuts and an increasing supply of Treasuries have pushed Treasury yields higher. We broke a record in March with the length of time the Treasury curve was inverted—meaning short-dated Treasuries pay higher yields than longer-dated securities. With the expectation that interest rates will drop, we favor short-dated Treasuries and high-quality investment-grade corporate bonds.

Our outlook

Economic resiliency is paying off for consumers. The current higher interest rates put financial pressure on consumers, but consumers are earning much higher yields on savings, which increases their spending power, allowing them to better save for (and afford) large purchase items.

For businesses, productivity numbers are finally positive for the first time since the pandemic. Productivity measures the amount of work that is made at a given price, so companies that make more for less have higher productivity measures. The end of 2023 had a very high productivity number, and we have our eyes on how artificial intelligence (AI) will potentially boost productivity in the service area moving forward. If that happens, we are also watching how higher productivity will boost real wages and help boost the overall economy.

For markets, we are optimistic but are tempering our optimism just a bit. We think there is opportunity for broadening in the stock market—not just focusing on the technology Magnificent Seven—making it a good time to rebalance to long-term targets. We also expect some bumps, where a downturn would create an opportunity to add to equities. The health care sector underperformed last year, so we see potential opportunity in that field for a longterm horizon, and we see opportunities in the small- and mid-cap companies in the technology sector. Assuming rate cuts and continued strong economic performance, we are also looking closely at value stocks.

In the fixed income category, we like longer-term, high-quality bonds. For taxable portfolios, municipal bonds also look good. As the Fed is looking at dropping rates, this is also a good opportunity to move out of money markets where rates would drop immediately when interest rates are cut.

As always, we thank you for the trust you have placed in our entire team of professionals at Thrivent.

Sincerely,

David S. Royal
Chief Investment Officer
Thrivent ETF Trust

All data represents past performance. Past performance does not guarantee future results.

Thrivent Small-Mid Cap ESG ETF

Matthew D. Finn, CFA, Charles R. Miller, CFA, and Simon A. Bizien, CFA, Portfolio Co-Managers

The Fund seeks long-term capital growth.

Investment in Thrivent Small-Mid Cap ESG ETF involves risks including market, equity security, proxy portfolio, authorized participant concentration, ESG investment selection, growth investing, investment adviser, issuer, market trading, mid cap, new and smaller sized fund, premium/discount, small cap, tracking error, trading halt, value investing, conflicts of interest, cybersecurity, ETF, large shareholder, regulatory and tax risks. A detailed description of each risk can be found in the significant risks section of the accompanying notes to financial statements.

Portfolio Composition
(% of Portfolio)
Common Stock	98.8%
U.S. Treasury Obligations	1.2%

Total	100.0%

Major Market Sectors
(% of Net Assets)
Industrials	24.5%
Information Technology	18.7%
Financials	14.1%
Consumer Discretionary	12.8%
Health Care	9.5%
Materials	7.9%
Real Estate	4.4%
Consumer Staples	3.3%
Energy	2.4%
Utilities	1.1%

Top 10 Holdings
(% of Net Assets)
Modine Manufacturing Co.	2.7%
Celestica, Inc.	2.5%
Saia, Inc.	2.5%
Quanta Services, Inc.	2.4%
Core & Main, Inc.	2.2%
Fair Isaac Corp.	2.2%
Timken Co.	2.2%
Steel Dynamics, Inc.	2.0%
nVent Electric plc	2.0%
Insight Enterprises, Inc.	2.0%

These securities represent 22.7% of the total net assets of the fund.

Quoted Portfolio Composition, Major Market Sectors and Top 10 Holdings are subject to change.

The lists of Major Market Sectors and Top 10 Holdings exclude short-term investments and collateral held for securities loaned.

The Portfolio Composition chart excludes collateral held for securities loaned. The Top 10 Holdings chart does not include derivatives.

Shareholder Expense Example

(unaudited)

As a shareholder of a Fund, you incur, depending on the Fund and share class, two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of fund shares; and (2) ongoing costs, including management fees, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 01, 2023 through March 31, 2024.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions and other fees paid on purchases and sales of fund shares. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/1/23	Ending Account Value 3/31/24	Expenses Paid During Period 10/1/23 – 3/31/24*	Annualized Expense Ratio

Thrivent Small-Mid Cap ESG ETF
Actual	$1,000.00	$1,250.20	$3.66	0.65%
Hypothetical**	$1,000.00	$1,021.80	$3.29	0.65%

*	Expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 183/366 to reflect the one-half year period.
**	Assuming 5% annualized total return before expenses.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of March 31, 2024

(unaudited)

Shares	Common Stock (98.7%)	Value
Consumer Discretionary (12.8%)
47,503	Modine Manufacturing Co. [a]	$ 4,521,811
369	NVR, Inc. [a]	2,988,885
105,936	Savers Value Village, Inc. [a]	2,042,446
45,783	SharkNinja, Inc.	2,851,823
36,355	Skyline Champion Corp. [a]	3,090,539
11,650	Tractor Supply Co.	3,049,038
34,110	Wyndham Hotels & Resorts, Inc.	2,617,942
	Total	21,162,484

Consumer Staples (3.3%)
185,148	Coty, Inc. Class A [a]	2,214,370
32,879	Darling Ingredients, Inc. [a]	1,529,202
58,463	Grocery Outlet Holding Corp. [a]	1,682,565
	Total	5,426,137

Energy (2.4%)
93,906	NOV, Inc.	1,833,045
84,583	TechnipFMC plc	2,123,879
	Total	3,956,924

Financials (14.1%)
5,956	Ameriprise Financial, Inc.	2,611,349
18,033	Arch Capital Group, Ltd. [a]	1,666,971
45,352	Banner Corp.	2,176,896
48,198	Enterprise Financial Services Corp.	1,954,911
164,029	FNB Corp.	2,312,809
3,928	Kinsale Capital Group, Inc.	2,061,179
49,461	OneMain Holdings, Inc.	2,526,962
24,591	Raymond James Financial, Inc.	3,157,976
59,141	Synovus Financial Corp.	2,369,188
30,654	Triumph Financial, Inc. [a]	2,431,475
	Total	23,269,716

Health Care (9.5%)
7,739	Align Technology, Inc. [a]	2,537,773
36,398	Bio-Techne Corp.	2,562,055
8,805	ICON plc a	2,958,040
12,535	Laboratory Corp. of America Holdings	2,738,396
	Maravai LifeSciences Holdings, Inc.
175,886	Class A [a]	1,524,932
3,717	Molina Healthcare, Inc. [a]	1,527,055
49,347	Progyny, Inc. [a]	1,882,588
	Total	15,730,839

Industrials (24.5%)
17,507	Advanced Drainage Systems, Inc.	3,015,406
24,802	ASGN, Inc. [a]	2,598,258
65,157	Barnes Group, Inc.	2,420,583
64,072	Core & Main, Inc. Class A [a]	3,668,122
39,234	FTAI Aviation, Ltd.	2,640,448
160,636	Gates Industrial Corp. plc [a]	2,844,864
43,576	nVent Electric plc	3,285,630
15,090	Quanta Services, Inc.	3,920,382
17,754	Regal Rexnord Corp.	3,197,495
6,980	Saia, Inc. [a]	4,083,300
41,745	Timken Co.	3,649,765
30,299	TransUnion	2,417,860
15,783	WESCO International, Inc.	2,703,312
	Total	40,445,425

Information Technology (18.7%)
66,452	Amkor Technology, Inc.	2,142,412
44,404	Bel Fuse, Inc. Class B	2,678,005
91,016	Celestica, Inc. [a]	4,090,259
19,368	Entegris, Inc.	2,721,979
2,923	Fair Isaac Corp. [a]	3,652,610
17,411	Insight Enterprises, Inc. [a]	3,230,089
119,994	Kyndryl Holdings, Inc. [a]	2,611,069
22,707	Lattice Semiconductor Corp. [a]	1,776,369

Shares	Common Stock (98.7%)	Value

Information Technology (18.7%) – continued
10,733	Littelfuse, Inc.	$ 2,601,143
10,815	Nice, Ltd. ADR [a]	2,818,605
8,031	Zebra Technologies Corp. Class A [a]	2,420,865
	Total	30,743,405

Materials (7.9%)
24,183	Eastman Chemical Co.	2,423,620
97,439	Element Solutions, Inc.	2,434,026
43,042	Ingevity Corp. [a]	2,053,103
22,495	Steel Dynamics, Inc.	3,334,434
61,522	Summit Materials, Inc. Class A [a]	2,742,036
	Total	12,987,219

Real Estate (4.4%)
13,109	Extra Space Storage, Inc.	1,927,023
12,983	Mid-America Apartment Communities, Inc.	1,708,303
51,185	National Storage Affiliates Trust	2,004,405
32,446	Rexford Industrial Realty, Inc.	1,632,034
	Total	7,271,765

Utilities (1.1%)
63,977	NiSource, Inc.	1,769,604
	Total	1,769,604
	Total Common Stock (Cost $142,628,564)	162,763,518
Shares or Principal Amount	Short-Term Investments (1.2%)	Value

1,910,000	U.S. Treasury Bills, 5.28%, 04/02/2024 [b]	1,909,723
	Total Short-Term Investments (Cost $1,909,724)	1,909,723
	Total Investments (Cost $144,538,288) 99.9%	164,673,241
	Other Assets and Liabilities, Net 0.1%	146,135
	Total Net Assets 100.0%	$164,819,376

a	Non-income producing security.
b	The interest rate shown reflects the yield.

Definitions:

ADR –	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
plc –	Public Limited Company.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments of the portfolio as a whole (including derivatives, if any), based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$23,739,945
Gross unrealized depreciation	(3,639,255)

Net unrealized appreciation (depreciation)	$20,100,690

Cost for federal income tax purposes	$144,572,551

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Small-Mid Cap ESG ETF

Schedule of Investments as of March 31, 2024

(unaudited)

Fair Valuation Measurements

The following table is a summary of the inputs used, as of March 31, 2024, in valuing Thrivent Small-Mid Cap ESG ETF’s assets carried at fair value.

Investments in Securities	Total	Level 1	Level 2	Level 3

Common Stock
Consumer Discretionary	$21,162,484	$21,162,484	$—	$—
Consumer Staples	5,426,137	5,426,137	—	—
Energy	3,956,924	3,956,924	—	—
Financials	23,269,716	23,269,716	—	—
Health Care	15,730,839	15,730,839	—	—
Industrials	40,445,425	40,445,425	—	—
Information Technology	30,743,405	30,743,405	—	—
Materials	12,987,219	12,987,219	—	—
Real Estate	7,271,765	7,271,765	—	—
Utilities	1,769,604	1,769,604	—	—
Short-Term Investments	1,909,723	—	1,909,723	—
Total Investments at Value	$164,673,241	$162,763,518	$1,909,723	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent ETF Trust

Statement of Assets and Liabilities

As of March 31, 2024 (unaudited)	Small-Mid Cap ESG ETF

Assets
Investments in unaffiliated securities, at cost	$144,538,288

Investments in unaffiliated securities, at value	164,673,241
Cash	140,533
Dividends and interest receivable	93,730
Total Assets	164,907,504

Liabilities

Payable for:
Investment advisory fees	88,128
Total Liabilities	88,128

Net Assets
Capital stock (beneficial interest)	128,976,014
Distributable earnings/(accumulated loss)	35,843,362
Total Net Assets	$164,819,376

Shares of beneficial interest outstanding	4,764,000
Net asset value per share	$ 34.60

The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust

Statement of Operations

For the six months ended March 31, 2024 (unaudited)	Small-Mid Cap ESG ETF

Investment Income
Dividend	$ 787,381
Interest	74,227
Total Investment Income	861,608

Expenses
Adviser fees	469,516
Total Net Expenses	469,516

Net Investment Income/(Loss)	392,092

Realized and Unrealized Gains/(Losses)

Net realized gains/(losses) on:
Investments	(689,988)
In-kind redemptions	19,330,188

Change in net unrealized appreciation/(depreciation) on:
Investments	14,329,379
Net Realized and Unrealized Gains/(Losses)	32,969,579

Net Increase/(Decrease) in Net Assets Resulting From Operations	$33,361,671

The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust

Statement of Changes in Net Assets

For the periods ended	Small-Mid Cap ESG ETF March 31, 2024 (Unaudited)	Small-Mid Cap ESG ETF# September 30, 2023

Operations
Net investment income/(loss)	$392,092	$679,915
Net realized gains/(losses)	18,640,200	(2,745,089)
Change in net unrealized appreciation/(depreciation)	14,329,379	5,805,574
Net Change in Net Assets Resulting From Operations	33,361,671	3,740,400

Distributions to Shareholders
From net investment income/net realized gains	(840,025)	(105,010)
Total Distributions to Shareholders	(840,025)	(105,010)

Capital Stock Transactions
Sold	99,841,381	133,405,273
Distributions reinvested	—	—
Redeemed	(100,904,358)	(3,679,956)
Total Capital Stock Transactions	(1,062,977)	129,725,317

Net Increase/(Decrease) in Net Assets	31,458,669	133,360,707
Net Assets, Beginning of Period	133,360,707	—
Net Assets, End of Period	$164,819,376	$133,360,707

Capital Stock Share Transactions
Sold	3,290,000	4,934,000
Distributions reinvested	—	—
Redeemed	(3,320,000)	(140,000)
Total Capital Stock Share Transactions	(30,000)	4,794,000

#	For the period from October 5, 2022 (inception) through September 30, 2023.

The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

(1)	ORGANIZATION

Thrivent ETF Trust (the “Trust”) was organized as a Massachusetts Business Trust on September 2, 2021, and is registered with the Securities and Exchange Commission (“SEC”) as an open-end management investment company under the Investment Company Act of 1940. The Trust is currently comprised of a single series, Thrivent Small-Mid Cap ESG ETF (the “Fund”), which seeks long-term capital growth. The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value (if any) in one or more series as the Trust’s Board of Trustees (the “Board”) may determine from time to time.

The Fund is an investment company which follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 – Financial Services – Investment Companies.

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts with vendors and others that provide general damage clauses. The Trust’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Trust. However, based on experience, the Trust expects the risk of loss to be remote.

(2)	SIGNIFICANT ACCOUNTING POLICIES

Valuation of Investments — Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the last sale price on the principal exchange as of the close of regular trading on such exchange or the official closing price of the national market system. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day.

The Board has delegated responsibility for daily valuation of the Fund’s securities to Thrivent Asset Management, LLC (the “Adviser”). The Adviser has formed a Valuation Committee (the “Committee”) that is responsible for overseeing the Fund’s valuation policies in accordance with Valuation Policies and Procedures. The Committee meets on a monthly and on an as-needed basis to review price challenges, price overrides, stale prices, shadow prices, manual prices, and other securities requiring fair valuation.

The Committee monitors for significant events occurring prior to the close of trading on the New York Stock Exchange that could have a material impact on the value of any securities that are held by the Fund. Examples of such events include trading halts, national news/events, and issuer-specific developments. If the Committee decides that such events warrant using fair value estimates, the Committee will take such events into consideration in determining the fair value of such securities. If market quotations or prices are not readily available or determined to be unreliable, the securities will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board.

In accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the various inputs used to determine the fair value of the Fund’s investments are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities, typically included in this level are U.S. equity securities, futures, options and registered investment company funds. Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk, typically included in this level are fixed income securities, international securities, swaps and forward contracts. Level 3 includes significant unobservable inputs such as the Adviser’s own assumptions and broker evaluations in determining the fair value of investments. The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments. Investments measured using net asset value per share as a practical expedient for fair value and that are not publicly available-for-sale are not categorized within the fair value hierarchy.

Foreign Currency Translation — The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from closed currency contracts, disposition of foreign currencies, exchange gains or losses between the trade date and settlement date on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Fund does not separately report the effect of changes in foreign exchange rates from changes in prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

For federal income tax purposes, the Fund treats the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

Federal Income Taxes — No provision has been made for income taxes because the Fund’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any federal excise tax. The Fund, accordingly, anticipates paying no federal taxes and no federal tax provision was recorded. The Fund is treated as a separate taxable entity for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

GAAP requires management of the Fund (i.e., the Adviser) to make additional tax disclosures with respect to the tax effects of certain income tax positions, whether those positions were taken on

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

previously filed tax returns or are expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits of the position, it would have a greater than 50 percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the more likely-than-not recognition threshold, the Adviser must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

The Adviser analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Fund include U.S. Federal, and certain state jurisdictions as well as certain foreign countries. The Fund’s federal income tax returns are subject to examination for a period of three years after the filing of the return for the tax period. State returns may be subject to examination for an additional year depending on the jurisdiction. The Fund has no examinations in progress, and none are expected at this time.

As of March 31, 2024, the Adviser has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Fund’s tax liability, financial position, or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

Expenses and Income — Estimated expenses are accrued daily. The Fund is charged for those expenses that are directly attributable to each series such as advisory fees, interest expense or other costs of a series’ borrowing etc. Expenses that are not directly attributable to a series such as costs related to meetings of shareholders, litigation expenses, etc. are generally allocated among all appropriate series in proportion to their respective net assets, or other reasonable basis. Net investment income and realized and unrealized gains and losses are allocated directly to each series based upon the relative net asset value of outstanding shares.

Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash income, if any, is recorded at the fair market value of the securities received.

Distributions to Shareholders — Net investment income is distributed to each shareholder as a dividend. Dividends are declared and distributed annually. Net realized gains from securities transactions, if any, are paid annually after the close of the fiscal year. In addition, the Fund may claim a portion of the payment to redeeming shareholders as a distribution for income tax purposes. Distributions to shareholders are recorded on the ex-dividend date.

Contingent Liabilities — In the event of adversary action proceedings where the Fund is a defendant, a loss contingency will not be accrued as a liability until the amount of potential damages and the likelihood of loss can be reasonably estimated. For the period ended March 31, 2024, no contingent liabilities were reported.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Interfund Lending — The Fund may participate in an interfund lending program (the “Program”) pursuant to an exemptive order issued by the SEC. The Program permits the Fund to borrow cash for temporary purposes from Thrivent Core Short-Term Reserve Fund. Interest is charged to each participating Fund based on its borrowings at the average of the repo rate and bank loan rate, each as defined in the Program. Each borrowing made under the Program matures no later than seven calendar days after the date of the borrowing, and each borrowing must be securitized by a pledge of segregated collateral with a market value at least equal to 102% of the outstanding principal value of the loan. For the period ended March 31, 2024, the Fund has not borrowed cash through the interfund lending program.

Organization and Offering Costs – The organization and offering costs associated with the establishment and offering of the Fund generally include any legal costs associated with registering the Fund, among others. These organization and offering costs were paid by Thrivent Asset Management, LLC (the “Adviser”) and will not be subject to reimbursement by the Fund.

Recent Accounting Pronouncements – In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Fund’s financial statements

(3)	FEES AND COMPENSATION PAID TO AFFILIATES

Investment Advisory Fees — The Trust has entered into an investment management agreement with the Adviser pursuant to which the Adviser provides certain administrative personnel and services. The Adviser makes investment decisions for the Fund and continuously reviews and administers the Fund’s investment programs and manages the operations of the Fund under the general supervision of the Board. Under the Investment Management Agreement, the Fund pays an annual fee of 0.65% of average daily net assets for investment advisory services. The fees are accrued daily and paid monthly.

Distribution Plan — ALPS Distributors, Inc. (ALPS), a Colorado corporation, is the distributor and principal underwriter of the Fund’s Shares. ALPS serves as the distributor of aggregations of shares of

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

the Fund known as “Creation Units”. ALPS is not entitled to compensation from the Trust for services provided under this Agreement but receives compensation from the Adviser for its services, as may be agreed upon by ALPS and the Adviser.

Other Fees — The Trust has entered into an agreement with State Street Bank and Trust Company (State Street), to provide transfer agency and dividend payment services, custodian and administration services necessary to the Fund. Under the Transfer Agency Agreement, State Street performs shareholder services and acts as the dividend disbursing agent. Pursuant to administration agreement, State Street provides certain accounting and administrative personnel and services to the Fund. Under the custody agreement, State Street provides custodian services for the Fund’s assets. Additionally, the Trust has entered into an agreement with Thrivent Financial Services Inc., to provide primarily call center services and to assist in coordinating with other service providers for the distribution of the Fund’s regulatory filings to shareholders.

Each Trustee who is not affiliated with the Adviser receives an annual fee from the Adviser for services as a Trustee. In addition, the Adviser reimburses unaffiliated Trustees for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent Trustees of the Trust are officers and directors of Thrivent Asset Mgt., Thrivent Investor Services and Thrivent Distributors, LLC. Employees of the Adviser and board consultants are reimbursed for reasonable expenses incurred in relation to board meeting attendance by the Adviser.

(4)	TAX INFORMATION

Distributions are based on amounts calculated in accordance with the applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment, temporary differences do not require reclassifications. At fiscal year-end, the character and the amount of distributions, on a tax basis and components of distributable earnings, are finalized. Therefore, as of March 31, 2024, the tax basis balance has not yet been determined.

At September 30, 2023, the Fund had an accumulated net capital loss carryover as follows:

Fund	Capital Loss Carryover
Small-Mid Cap ESG ETF	$80,333

To the extent the Fund realizes future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

At September 30, 2023, Small-Mid Cap ESG ETF deferred, on a tax basis, a Late Year Capital Loss of $2,928,262. This amount was deferred for tax purposes, and is deemed to occur on the first day of the following fiscal year, or October 1, 2023.

During the period ended March 31, 2024, the Fund distributed $840,025 from ordinary income.

(5)	CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

The Fund issues and redeems shares on a continuous basis at NAV in large blocks of shares called “Creation Units”. A Creation Unit consists of 10,000 shares. Creation Units are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying securities basket. Investors such as market markers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for the Fund include both cash and in-kind transactions and are disclosed in detail in the Statement of Changes in Net Assets.

Transaction fees are imposed to cover the cost associated with the issuance and redemption of Creation Units. There is fixed and variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of the Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed, as part of a cash order, is applicable to each creation or redemption transaction and is paid to the Fund. Variable transaction fees received by the Fund are presented in the Capital Share Transaction section of the Statement of Changes in Net Assets.

(6)	SECURITY TRANSACTIONS

Purchases and Sales of Investment Securities — For the period ended March 31, 2024, the Fund had net in-kind contributions, net in-kind redemptions, purchases and sales of investment securities of $97,965,297, $99,113,901, $48,890,747 and $48,843,299 respectively.

(7)	SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Fund is permitted to purchase or sell securities from or to certain other Funds, or affiliated portfolios under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is executed at the current market price.

During the period ended March 31, 2024, the Fund did not engage in these types of transactions.

(8)	SUBSEQUENT EVENTS

The Adviser has evaluated the impact of subsequent events through the date the financial statements were issued, and, except

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

(9)	SIGNIFICANT RISKS

Investing in the Fund involves risks. The following is an alphabetical list of significant risks in investing in the Fund.

Authorized Participant Concentration Risk - Only an “Authorized Participant” may engage in creation or redemption transactions directly with the Fund. The Fund may have a limited number of institutions that act as Authorized Participants, none of which are obligated to engage in creation and/or redemption transactions. To the extent that these institutions exit the business or are unable or unwilling to proceed with creation and/or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to process creation and/or redemption orders, Fund shares may trade at a discount to NAV and possibly face trading halts and/or delisting. This risk may be more pronounced during periods of market volatility or market disruptions. The fact that the Fund is offering a novel and unique structure may result in a fewer number of entities willing to act as Authorized Participants, particularly during times of market volatility.

Conflicts of Interest Risk - An investment in the Fund is subject to a number of actual or potential conflicts of interest. The following does not purport to be a comprehensive list or complete explanation of all potential conflicts of interest which may affect the Fund. The Fund may encounter circumstances, or enter into transactions, in which conflicts of interest may arise, which are not listed or discussed below.

The Adviser or its affiliates may provide services to the Fund for which the Fund would compensate the Adviser and/or such affiliates. The Fund may invest in Permissible Investments affiliated with the Adviser. The Adviser may have an incentive (financial or otherwise) to enter into transactions or arrangements on behalf of the Fund with itself or its affiliates in circumstances where it might not have done so otherwise.

The Adviser or its affiliates manage other investment funds and/or accounts (including proprietary accounts) and have other clients with investment objectives and strategies that are similar to, or overlap with, the investment objective and strategy of the Fund, creating conflicts of interest in investment and allocation decisions regarding the allocation of investments that could be appropriate for the Fund and other clients of the Adviser or their affiliates. The Adviser and its affiliates have no obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other funds and/or accounts managed by them, for the benefit of the management of the Fund. No affiliate of the Adviser is under any obligation to share any investment opportunity, including an investment technique, idea, model or strategy, with the Fund. The portfolio compositions and performance results of the Fund therefore will differ from other such funds and/or accounts. These conflicts of interest are exacerbated to the extent that the Adviser’s other clients are proprietary or pay them higher fees or performance-based fees. Further, the activities in which the Adviser and its affiliates are involved on behalf of other accounts could limit or preclude the flexibility that the Fund could otherwise have to participate in certain investments.

Cybersecurity Risk - The Fund and its service providers may be susceptible to operational, information security, and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems to misappropriate assets or sensitive information, corrupt data, or otherwise disrupt operations. Cyber incidents affecting the Adviser or other service providers (including, but not limited to, fund accountants, custodians, transfer agents, and financial intermediaries) have the ability to disrupt and impact business operations, potentially resulting in financial losses, by interfering with the Fund’s ability to calculate their NAV, corrupting data or preventing parties from sharing information necessary for the Fund’s operation, preventing or slowing trades, stopping shareholders from making transactions, potentially subjecting the Fund or the Adviser to regulatory fines and penalties, and creating additional compliance costs. Similar types of cybersecurity risks are also present for issuers or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investments in such companies to lose value. While the Fund’s service providers have established business continuity plans in the event of such cyber incidents, there are inherent limitations in such plans and systems. Additionally, the Fund cannot control the cybersecurity plans and systems put in place by their service providers or any other third parties whose operations may affect the Fund or its shareholders. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures or other disruptions in service. The value of an investment in the Fund’s shares may be adversely affected by the occurrence of the operational errors or failures or technological issues or other similar events and the Fund and its shareholders may bear costs tied to these risks.

Equity Security Risk - Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities are generally more volatile than most debt securities.

ESG Investment Selection Risk - Because the Fund considers whether a company has a sustainable long-term business model and a demonstrated commitment to ESG policies, practices or outcomes in addition to other considerations when selecting securities, its portfolio may perform differently than funds that do not consider those issues. The Fund’s incorporation of ESG considerations in the investment process may exclude securities of certain issues for non-investment reasons and therefore the Fund may forgo some market opportunities available to funds that do not

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

screen ESG attributes. Additionally, the criteria used to select companies for investment may result in the Fund investing in securities, industries or sectors that underperform the market as a whole. Selecting for sustainable long-term business models and ESG policies, practices or outcomes may prioritize long-term rather than short-term returns. Furthermore, when screening for these considerations, the portfolio management team may utilize information published by third-party sources and as a result there is a risk that this information might be incorrect, incomplete, inconsistent or incomparable, which could cause the Adviser to incorrectly assess a company’s business model or practices. In addition, there may be limited or no information available to the Adviser regarding the ESG policies, practices, outcomes or ratings of companies representing a substantial portion of the Fund’s investment universe. Any limits on the information or ratings available for an issuer may increase the risk that the Adviser will not be successful in its attempt to identify securities of companies with sustainable long-term business models and a demonstrated commitment to ESG policies, practices or outcomes.

ETF Risk - An investment in an ETF is subject to the risks of the underlying investments that it holds. For index-based ETFs, while such ETFs seek to achieve the same returns as a particular market index, the performance of an ETF may diverge from the performance of such index (commonly known as tracking error). ETFs are subject to fees and expenses (like management fees and operating expenses) and the Fund indirectly bears its proportionate share of any such fees and expenses paid by the ETFs in which it invests. In addition, ETF shares may trade at a premium or discount to their net asset value and investors may fail to bring the trading price in line with the underlying shares (known as the arbitrage mechanism). As ETFs trade on an exchange, they are subject to the risks of any exchange-traded instrument, including: (i) an active trading market for its shares may not develop or be maintained, (ii) trading of its shares may be halted by the exchange, and (iii) its shares may be delisted from the exchange.

Growth Investing Risk - Growth style investing includes the risk of investing in securities whose prices historically have been more volatile than other securities, especially over the short term. Growth stock prices reflect projections of future earnings or revenues and, if a company’s earnings or revenues fall short of expectations, its stock price may fall dramatically.

Investment Adviser Risk - The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. This assessment of investments may prove incorrect, resulting in losses or poor performance, even in rising markets. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.

Issuer Risk - Issuer risk is the possibility that factors specific to an issuer to which the Fund is exposed will affect the market prices of the issuer’s securities and therefore the value of the Fund.

Large Shareholder Risk - From time to time, shareholders of the Fund (which may include institutional investors, financial intermediaries, or affiliated funds) may make relatively large redemptions or purchases of shares. These transactions may cause the Fund to sell securities at disadvantageous prices or invest additional cash, as the case may be. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s performance to the extent that the Fund may be required to sell securities or invest cash at times when it would not otherwise do so. Redemptions of a large number of shares also may increase transaction costs or have adverse tax consequences for shareholders of the Fund by requiring a sale of portfolio securities. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

Market Risk - Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.

Market Trading Risk - Although Fund shares are listed on national securities exchanges, there can be no assurance that an active trading market for Fund shares will develop or be maintained or that any listing will be maintained. If an active market or a listing is not maintained, investors may find it difficult to buy or sell Fund shares.

Mid Cap Risk - Medium-sized companies often have greater price volatility, lower trading volume, and less liquidity than larger, more-established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies.

New and Smaller Sized Fund Risk - The Fund is relatively new and has a limited operating history for investors to evaluate and may not be successful in implementing its investment strategies.The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.

Premium/Discount Risk - Publication of the Proxy Portfolio is not the same level of transparency as the publication of the Actual Portfolio by a fully transparent ETF. Although the Proxy Portfolio is intended to provide Authorized Participants and other market participants with enough information to allow for an effective arbitrage mechanism that is intended to keep the market price of the Fund at or close to the underlying NAV per share of the Fund, there is a risk (which may increase during periods of market disruption or volatility) that the market price of the Fund’s shares will vary significantly from the NAV per share of the Fund. This means the

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

price paid to buy shares on an exchange may not match the value of the Fund’s portfolio. The same is true when shares are sold.

Proxy Portfolio Risk - Unlike traditional ETFs that disclose their portfolio holdings on a daily basis, the Fund does not disclose its holdings daily, rather it discloses a Proxy Portfolio. The goal of the Proxy Portfolio, during all market conditions, is to track closely the daily performance of the Actual Portfolio and minimize intra-day misalignment between the performance of the Proxy Portfolio and the performance of the Actual Portfolio. The Proxy Portfolio is designed to reflect the economic exposures and the risk characteristics of the Actual Portfolio on any given trading day. The Proxy Portfolio is intended to provide Authorized Participants (which are members or participants of a clearing agency registered with the SEC, which have a written agreement with the Fund that allows them to place orders for the purchase and redemption of Creation Units) and other market participants with enough information to support an effective arbitrage mechanism that keeps the market price of the Fund at or close to the underlying NAV per share of the Fund. The Adviser has licensed from a third party the right to use a model that will determine the Proxy Portfolio. The Fund’s ability to operate as described herein depends on the quality of that model and the timely and accurate determination of the Proxy Portfolio each day. The Proxy Portfolio methodology is novel, has only been in use for a limited period of time, and is not yet proven as an effective arbitrage mechanism. There can be no assurance that the Proxy Portfolio will function as expected or that it will support an effective arbitrage mechanism, especially under difficult or stressed market conditions, and there can be no assurance that the intellectual property necessary to utilize the Proxy Portfolio will remain available to the Fund. The effectiveness of the Proxy Portfolio as an arbitrage mechanism is contingent upon, among other things, the Proxy Portfolio performing in a manner substantially identical to the performance of the Actual Portfolio and the willingness of Authorized Participants and other market participants to trade based on the Proxy Portfolio. There is no guarantee that this arbitrage mechanism will operate as intended or with the intended effects. The Fund may not function as intended and the market price of its shares may be adversely affected if the licensor of the methodology used to determine the Proxy Portfolio fails to continue to make the intellectual property used to determine the Proxy Portfolio available for use by the Fund. Further, while the Proxy Portfolio may include some of the Fund’s holdings, it is not the Fund’s Actual Portfolio. ETFs trading on the basis of a published Proxy Portfolio may exhibit wider premiums and discounts, bid/ask spreads, and tracking error than other ETFs using the same investment strategies that publish their portfolios on a daily basis, especially during periods of market disruption or volatility. Therefore, shares of the Fund may cost investors more to trade than shares of a traditional ETF. There is also a possibility of additional expenses related to operating the Proxy Portfolio.

Each day the Fund calculates the overlap between the holdings of the prior Business Day’s Proxy Portfolio compared to the Actual Portfolio that formed the basis for the Fund’s calculation of NAV at the end of the prior Business Day (“Proxy Overlap”) and the difference, in percentage terms, between the Proxy Portfolio per share NAV and that of the Actual Portfolio (“Tracking Error”). If the

Tracking Error becomes large, there is a risk that the performance of the Proxy Portfolio may deviate from the performance of the Actual Portfolio.

The Board monitors its Tracking Error, bid/ask spread and premiums/discounts. If deviations become too large, the Board will consider the continuing viability of the Fund, whether shareholders are being harmed, and what, if any, corrective measures would be appropriate. See the Statement of Additional Information for further discussion of the Board’s monitoring responsibilities.

Although the Fund seeks to benefit from keeping its portfolio information nontransparent, market participants may attempt to use the Proxy Portfolio to identify the Fund’s trading strategy, which if successful, could result in such market participants engaging in certain predatory trading practices that may have the potential to harm the Fund and its shareholders. The Proxy Portfolio and any related disclosures have been designed to minimize the risk of predatory trading practices, but they may not be successful in doing so.

Regulatory Risk - Legal, tax, and regulatory developments may adversely affect the Fund. Securities and futures markets are subject to comprehensive statutes, regulations, and margin requirements enforced by the SEC, other regulators and self-regulatory organizations, and exchanges, which are authorized to take extraordinary actions in the event of market emergencies. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.

Small Cap Risk - Smaller, less seasoned companies often have greater price volatility, lower trading volume, and less liquidity than larger, more established companies. These companies tend to have small revenues, narrower product lines, less management depth and experience, small shares of their product or service markets, fewer financial resources, and less competitive strength than larger companies. Such companies seldom pay significant dividends that could soften the impact of a falling market on returns.

Tax Risk - Changes in federal income tax laws or rates may affect both the net asset value of the Fund and the returns generated from securities in the Fund.

Tracking Error Risk - Although the Proxy Portfolio is designed to reflect the economic exposure and risk characteristics of the Fund’s Actual Portfolio on any given trading day, there is a risk that the performance of the Proxy Portfolio will diverge from the performance of the Actual Portfolio, potentially materially.

Trading Halt Risk - If securities representing 10% or more of the Fund’s Actual Portfolio do not have readily available market quotations, the Fund will promptly request that the listing exchange halt trading in the Fund’s shares which means that investors would not be able to trade their shares. Trading halts may have a greater impact on the Fund compared to other ETFs due to the Fund’s semi-

Thrivent ETF Trust

Notes to Financial Statements

March 31, 2024

(unaudited)

transparent structure. If the trading of a security held in the Fund’s Actual Portfolio is halted, or otherwise does not have readily available market quotations, and the Adviser believes that the lack of any such readily available market quotations may affect the reliability of the Proxy Portfolio as an arbitrage vehicle, or otherwise determines it is in the best interest of the Fund, the Adviser will promptly disclose on the Fund’s website the identity and weighting of such security for so long as such security’s trading is halted or otherwise does not have readily available market quotations and remains in the Actual Portfolio.

Value Investing Risk - Value style investing includes the risk that stocks of undervalued companies may not rise as quickly as anticipated if the market doesn’t recognize their intrinsic value or if value stocks are out of favor.

Thrivent ETF Trust

Financial Highlights

	Per Share Outstanding Throughout Each Period*
		Income from Investment Operations			Less Distributions From
	Net Asset Value, Beginning of Period*	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
Small-Mid Cap ESG ETF
Period Ended 3/31/2024 (unaudited)(c)	$27.82	$0.08	$6.86	$6.94	$(0.16)	$0.00
Period Ended 9/30/2023 (c),#	25.00	0.18	2.68	2.86	(0.04)	0.00

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.

(b)	Total return assumes dividend reinvestment and does not reflect any deduction for applicable sales charges. Not annualized for periods less than one year.

(c)	Per share amounts have been calculated using the average shares outstanding method.

*	All per share amounts have been rounded to the nearest cent.

**	Computed on an annualized basis for periods less than one year.

#	For the period from October 5, 2022 (inception) through September 30, 2023.

The accompanying Notes to Financial Statements are an integral part of this statement.

Thrivent ETF Trust

Financial Highlights

				Ratios/Supplemental Data
				Ratio to Average Net Assets**		Ratio to Average Net Assets Before Expenses Waived, Credited or Acquired Fund Fees and Expenses **
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/ (Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover rate
$(0.16)	$34.60	25.02	$164.8	0.65%	0.54%	0.65%	0.54%	34%
(0.04)	27.82	7.65	133.4	0.65%	0.67%	0.65%	0.67%	47%

The accompanying Notes to Financial Statements are an integral part of this statement.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities are attached to the Trust’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information by calling 800-847-4836, or visit thriventETFs.com/prospectus to access it online. In addition, you may review a report of how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by downloading the Proxy Voting Record at thriventETFs.com/prospectus or SEC.gov where it is filed on Form N-PX.

Quarterly Schedule of Portfolio Holdings

The Trust files its Schedule of Investments on Form N-PORT with the SEC. Part F of the Fund’s N-PORT filing for the first and third fiscal quarters will include the complete schedule of investments. The Trust’s most recent Schedule of Investments can be found at thriventETFs.com/prospectus or SEC.gov. You also may review and copy the Form N-PORT-EX for the Trust at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 800-SEC-0330.

Liquidity Risk Management Program

Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted and implemented a liquidity risk management program (the “Liquidity Program”) designed to assess and manage the Fund’s liquidity risk (defined by the U.S. Securities and Exchange Commission as the risk that the Fund could not meet shareholder redemption requests without significant dilution of remaining investors’ interests in the Fund). The Board, including a majority of the independent Trustees, designated Thrivent Asset Management, LLC (“TAM”), the Fund’s investment adviser, as the liquidity risk management program administrator (the “Program Administrator”). The Program Administrator has delegated oversight of the Liquidity Program to the Liquidity Risk Management Committee (the “LRM Committee”). The LRM Committee is comprised of representatives of TAM.

The Liquidity Program with respect to the Fund is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of the Fund’s liquidity risk based on a variety of factors, including factors applicable for an exchange-traded fund (“ETF”); (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories based on the number of days in which the Fund reasonably expects the investment to be convertible to cash (or sold or disposed of, in the case of less liquid or illiquid investments) under current market conditions without significantly changing the market value of the investment and taking into account the effect of trading varying portions of the investment in sizes that the Fund would reasonably anticipate trading; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) if the Fund does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments; (5) evaluation of the Fund’s portfolio liquidity and the efficiency of the arbitrage function (at least on a monthly basis); and (6) periodic reporting to the Board.

Among other things, Rule 22e-4 requires that a written report (the “Report”) be provided to the Board on an annual basis that addresses the operation of the Liquidity Program and assesses the adequacy and effectiveness of its implementation, including the operation of any Highly Liquidity Investment Minimum (“HLIM”) established for the Fund and any material changes to the Liquidity Program. At a meeting of the Board on February 27-28, 2024, the LRM Committee, on behalf of the Program Administrator, provided the Report to the Board for the period from January 1, 2023 through December 31, 2023 (the “Reporting Period”). The Report summarized the operation of the Liquidity Program and the information and factors considered by the LRM Committee in assessing whether the Liquidity Program has been adequately and effectively implemented for the Fund. The Report discussed, among other things: (1) the framework used to assess, manage, and periodically review the Fund’s liquidity risk during normal and stressed periods and the results of the annual assessment; (2) the methodologies used to classify investments into one of four liquidity categories, including a review of LRM Committee-approved overrides of vendor classifications; (3) whether the Fund invested more than 15% of its assets in “illiquid investments” (as defined under Rule 22e-4); and (4) the LRM Committee’s oversight of vendors used by the Liquidity Program, including assessment of the vendors’ classification methodologies used in determining preliminary liquidity classifications. There were no material changes to the Liquidity Program during the Reporting Period. The Report also noted that the Fund was not required to determine a minimum percentage of its net assets that must be invested in highly liquid investments (an “HLIM” under the Liquidity Program). The Report concluded that the Liquidity Program operated effectively during the Reporting Period and that the LRM Committee had no recommended material changes based on its annual assessment of the Liquidity Program.

There can be no assurance that the Liquidity Program will achieve its objectives under all circumstances in the future. Please refer to the Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

BOARD APPROVAL OF ADVISORY AGREEMENT

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that a fund’s investment advisory agreement be approved initially by the fund’s board of trustees. Section 15(c) also requires that the continuation of the agreement, after an initial term of up to two years, be annually reviewed and approved by the board. Any such agreement must be approved by a vote of a majority of the trustees who

Additional Information

(unaudited)

are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of a party to the agreement at a meeting of the board called for the purpose of voting on such approval.

At its meeting on November 14-15, 2023 (the “Meeting”), the Board of Trustees (the “Board”) of the Thrivent ETF Trust (the “Trust”), including the trustees who are not parties to the agreement or “interested persons” as defined in the 1940 Act (the “Independent Trustees”), considered and voted unanimously to renew the existing advisory agreement (the “Advisory Agreement”), as amended, between the Trust and Thrivent Asset Management, LLC (the “Adviser”) for the Thrivent Small-Mid Cap ESG ETF (the “Fund”), a series of the Trust.

In connection with its evaluation of the agreement with the Adviser, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the purpose of the Trust and the objective of the Fund, as well as the following:

1. The nature, extent, and quality of the services to be provided by the Adviser;

2. The Adviser’s performance history and how that might translate to the performance of the Fund;

3. The fees and other expenses charged to the Fund;

4. The cost of services provided and profit realized by the Adviser;

5. Other benefits realized by the Adviser and its affiliates from their relationship with the Fund; and

6. Any other factors that the Board deemed relevant to its consideration.

The Contracts Committee of the Board (consisting of all of the Independent Trustees) met on five occasions from May 16 to November 14, 2023 to consider information relevant to the annual contract renewal process furnished by the Adviser in advance of the meetings. The Board had the opportunity to ask questions and request further information in connection with its consideration. The Independent Trustees also retained the services of Management Practice Inc. (“MPI”) as an independent consultant to assist in the compilation, organization, and evaluation of relevant information.

The Board received information from the Adviser regarding the personnel providing services to the Fund, including investment management, compliance and administrative personnel. The Board also received monthly reports from the Adviser’s investment management staff with respect to the performance of the Fund. In addition to its review of the information presented to the Board during the annual contract renewal process, the Board considered information obtained from management throughout the course of the year. The Board also reviewed information from MPI, including a Fund analyses and independent assessmentof information relating to the Fund and the Advisory Agreement.

The Independent Trustees were represented by independent counsel throughout the review process and during executive sessions without management present to consider the reapproval of the Advisory Agreement for the Fund. As noted above, the Independent Trustees were assisted throughout the process by an independent consultant, MPI. Each Independent Trustee relied on his or her own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contracts Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to them and were not the result of any single controlling factor. In addition, each Trustee may have weighed individual factors differently. The key factors considered and the conclusions reached are described below.

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings, management presented information describing the services furnished to the Fund by the Adviser. The Board also received presentation from other service providers to the Fund. During these meetings, management reported on the investment management, trading and compliance services provided to the Fund. During the annual contract renewal process, the Board considered the specific services provided under the Advisory Agreement. The Board considered information relating to the investment experience and qualifications of the portfolio managers of the Adviser overseeing investments for the Fund.

The Board received reports and presentations at each of its quarterly meetings from the Adviser’s senior investment team about the Fund. These reports and presentations gave the Board or one of its Committees the opportunity to evaluate the abilities of the portfolio managers and other investment professionals and the quality of services they provide to the Fund. The Adviser reviewed with the Board the services provided by the Adviser. The Independent Trustees also met, including in executive session, with and received periodic reports from the Trust’s Chief Compliance Officer, the Trust’s independent accounting firm, and representatives from the internal audit department of the Adviser (Business Risk Management). The Board noted that the Chief Compliance Officer met regularly between quarterly meetings with the Chair of the Ethics and Compliance Committee and the Chairs of other Committees communicated with Adviser representatives between quarterly meetings. The Board noted that investment management staff of the Adviser and the Trust’s Chief Compliance Officer follow up on any additional questions or concerns that arise during quarterly meetings and then report the results of the follow up to the Board or one of its Committees.

Additional Information

(unaudited)

The Board considered the adequacy of the Adviser’ s resources used to provide services to the Trust pursuant to the Advisory Agreement. The Adviser reviewed with the Board the Adviser’s process for overseeing the portfolio management team of the Fund. In addition, the Adviser reviewed with the Board the Adviser’s continued investments in technology and personnel. The Adviser discussed with the Board steps taken to continue to strengthen its compliance program. The Adviser discussed with the Board the operations of the Adviser and other service providers to the Fund with the hybrid working environment and responses to changes in market conditions. The Board viewed these actions as a positive factor in reapproving the existing Advisory Agreement, as they demonstrated the Adviser’s commitment to provide the Fund with quality service and competitive investment performance.

The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Fund by the Adviser supported renewal of the Advisory Agreement.

Investment Performance

The Board noted that the Fund had less than one year of operational history and considered whether the Fund has operated within its investment objective. The Board noted that it would have opportunity to review performance information for the Fund in connection with future monthly performance reports and annual reviews of the Advisory Agreement.

Fees and Fund Expenses

The Board considered the Fund’s unitary fee structure, similar to other funds in its peer group, and noted that the Adviser would pay all of the expenses of the Fund other than the management fee, brokerage expenses, taxes, interest, fees and expenses of the Independent Trustees (including any Trustees’ counsel fees), acquired fund fees and expenses, litigation expenses and other extraordinary expenses. The Board noted the average ranking of the Fund’s unitary fee was 50% (on a scale of 1-99%, with 1% being the lowest fee).On the basis of its review, the Board concluded that the unitary fee charged under the Advisory Agreement was reasonable.

Cost of Services, Profitability and Economies of Scale

Because the Fund had a short operational history, it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. The Board noted that it would have opportunity to review profitability information and economies of scale in connection with future annual reviews of the Advisory Agreement.

Other Benefits to the Adviser and its Affiliates

The Board considered information regarding “fall-out” or ancillary benefits that the Adviser and its affiliates may receive as a result of their relationship with the Fund, both tangible and intangible, such as their ability to leverage investment professionals who manage other portfolios, an enhanced reputation as an investment adviser which may help in attracting other clients and investment personnel, and the engagement of affiliates as service providers to the Trust. The Board noted that such benefits were difficult to quantify but were consistent with benefits received by other fund advisers.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement, and the Board, including all of the Independent Trustees voting separately, approved the Advisory Agreement.

4321 N. Ballard Rd.
Appleton, WI 54919-0001

Go paperless

Thrivent ETF Trust annual and semiannual shareholder reports are made available on thriventETFs.com/prospectus, and we will notify you by mail each time a report is posted. You may also manage your delivery preferences and sign up for email notifications of reports by logging into your account.

•	If you purchased shares through Thrivent:

If you are currently enrolled in paperless delivery and want to receive paper copies of a shareholder report for Thrivent ETF Trust in the future, you may either write to us at 4321 North Ballard Road, Appleton, WI 54919-0001, call us at 800-847-4836, or log into your account. We will begin to send paper copies of shareholder reports within 30 days of when we receive your request.

•	If you purchased shares from a firm other than Thrivent:

If you are currently enrolled in paperless delivery and want to receive paper copies of a shareholder report for Thrivent ETF Trust in the future, contact your financial professional.

ALPS Distributors, Inc. is the distributor for Thrivent ETF Trust. Thrivent Distributors, LLC, a subsidiary of Thrivent, is a marketing agent. ALPS Distributors, Inc. is not affiliated with Thrivent, the marketing name for Thrivent Financial for Lutherans, or any of its subsidiaries.

32097SAR R5-24

(b)	Not applicable

Item 2. Code of Ethics

Not applicable to semiannual report

Item 3. Audit Committee Financial Expert

Not applicable to semiannual report

Item 4. Principal Accountant Fees and Services

Not applicable to semiannual report

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 11. Controls and Procedures

(a)

Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b)

There were no changes in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable

Item 13. Exhibits

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable to this filing.

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable.

(a)(4)	Change in the registrant’s independent public accountant: Not applicable

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 28, 2024	Thrivent ETF Trust

	By:	/s/ Michael W. Kremenak
Michael W. Kremenak
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: May 28, 2024	By:	/s/ Michael W. Kremenak
Michael W. Kremenak
President
(principal executive officer)

Date: May 28, 2024	By:	/s/ Sarah L. Bergstrom
Sarah L. Bergstrom
Treasurer and Principal Accounting Officer
(principal financial officer)